Exhibit 99

GROWTH TREND CONTINUES FOR MASCO IN FIRST QUARTER 2014

Key Highlights

•                  Sales increased 5 percent to $2 billion

•                  North American sales increased 3 percent

•                  International sales increased 12 percent

•                  Adjusted operating profit increased 12 percent

•                  North American sales and profitability negatively impacted by weather

TAYLOR, Mich. (April 24, 2014) — Masco Corporation (NYSE: MAS) continued to deliver sales and operating profit growth in the first quarter of 2014. All segments contributed to top line growth, which was driven primarily by Plumbing Products, Installation and Other Services, and Other Specialty Products.  International sales increased due to the improving European economy.  Adjusted operating profit margins increased from 7.5 percent to 8 percent.

2014 First Quarter Commentary

•                  Net sales from continuing operations increased 5 percent to $2 billion, compared with $1.9 billion for first quarter 2013.  North American sales increased 3 percent and international sales increased 12 percent in U.S. dollars and 7 percent in local currency

•                  Compared to first quarter 2013, results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, were as follows:

•                  Gross margins improved to 28.0 percent compared to 27.4 percent

•                  Operating margins improved to 8 percent compared to 7.5 percent

•                  Income from continuing operations was $0.15 per common share compared to $0.13 per common share

•                  Income from continuing operations, as reported, was $0.21 per common share compared to $0.15 per common share in the first quarter of 2013

•                  Liquidity at the end of the first quarter was approximately $1.2 billion

2014 First Quarter Operating Segment Highlights

•                  Plumbing Products’ net sales increased 5 percent, fueled by growth in all channels and international sales

•                  Decorative Architectural Products’ net sales increased 2 percent, driven by new products and programs

•                  Cabinets and Related Products’ sales to dealers and builders increased mid-single-digit percentage, offset by reduced sales to retailers

•                  Installation and Other Services’ net sales increased 7 percent, driven by growth in new home construction, commercial, and distribution channels

•                  Other Specialty Products’ net sales increased 13 percent, led by a strong performance from our North American and U.K. window businesses

“We continued to deliver sales and operating profit growth in the first quarter of 2014,” said Masco’s President and CEO, Keith Allman. “Housing starts decelerated in the second half of 2013, which negatively

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impacted our business during the first quarter of 2014.  In addition, extreme weather conditions in much of North America adversely affected our sales and profitability. Despite these obstacles, we continued to grow our top line, with particular strength in our Plumbing Products, Installation and Other Services and Other Specialty Products segments.  We continue to make progress as we work to execute the turnaround of our cabinetry business.  Cabinet sales to builders and dealers increased modestly this quarter.  Internationally, our new products and the team’s execution, coupled with the recovering European economy, led to increased international sales.  Our performance in the first quarter was positively impacted as we executed on our 2014 priorities, which include growing share of our market-leading brands, accelerating customer-focused innovation pipeline, further penetrating international markets and driving operational leverage through our focus on cost containment.”

Outlook

“It is our belief that new home construction will show continued growth in 2014, repair and remodel activity will grow modestly, and big ticket items will continue to show improvement, said Mr. Allman. Furthermore, we expect the positive trend of the European economic recovery to continue.  We believe we are well positioned to grow our key brands and to gain market share in 2014.  As we move through the year, we will continue to focus on the customer and execute against our priorities by improving our enterprise leverage, driving a high performance culture and focusing on continuous improvement in all we do.”

About Masco

Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.

The 2014 first quarter supplemental material, including a presentation in PDF format, is available on the Company’s website at www.masco.com.

Conference Call Details

A conference call regarding items contained in this release is scheduled for Friday, April 25, 2014 at 8:00 a.m. ET.  Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (855) 226-2726 (855-22MASCO) and from outside the U.S. at (706) 679-3614. Please use the conference identification number 22599168.  The conference call will be webcast simultaneously and in its entirety through the Company’s website. Shareholders, media representatives and others interested in Masco may participate in the webcast by registering through the Investor Relations section on the Company’s website.

A replay of the call will be available on Masco’s website or by phone by dialing (855) 859-2056 and from outside the U.S. at (404) 537-3406. Please use the conference identification number 22599168. The telephone replay will be available approximately two hours after the end of the call and continue through May 9, 2014.

Safe Harbor Statement

Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “should,”

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“intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” “forecast,” and similar references to future periods.  These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements.  We caution you against relying on any of these forward-looking statements.  Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key customers, the cost and availability of raw materials, uncertainty in the international economy, shifts in consumer preferences and purchasing practices, our ability to improve our underperforming businesses, and our ability to maintain our competitive position in our industries.  These and other factors are discussed in detail in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission.  Our forward-looking statements in this press release speak only as of the date of this press release.  Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.  Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.

The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods.  Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.  Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.

Investor / Media Contact

Maria Duey

Vice President — Investor Relations &

Corporate Communications

313.792.5500

maria_duey@mascohq.com

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MASCO CORPORATION Condensed Consolidated Statements of Operations - Unaudited For the Three Months Ended March 31, 2014 and 2013	(in millions, except per common share data)

	Three Months Ended March 31,
	2014	2013
Net sales	$1,965	$1,876
Cost of sales	1,418	1,368
Gross profit	547	508
Selling, general and administrative expenses	395	376
Operating profit	152	132
Other income (expense), net	(59)	(47)
Income from continuing operations before income taxes	93	85
Income tax expense	5	14
Income from continuing operations	88	71
Loss from discontinued operations, net	(2)	(9)
Net income	86	62
Less: Net income attributable to non-controlling interest	12	9
Net income attributable to Masco Corporation	$74	$53
Income per common share attributable to Masco Corporation (diluted):
Income from continuing operations	$0.21	$0.17
Loss from discontinued operations, net	(0.01)	(0.03)
Net income	$0.21	$0.15
Average diluted common shares outstanding	354	352
Amounts attributable to Masco Corporation:
Income from continuing operations	$76	$62
Loss from discontinued operations, net	(2)	(9)
Net income attributable to Masco Corporation	$74	$53

Historical information is available on our website.

MASCO CORPORATION Exhibit A: Reconciliations - Unaudited For the Three Months Ended March 31, 2014 and 2013	(in millions, except per common share data)

	Three Months Ended March 31,
	2014	2013
Gross Profit and Operating Profit Reconciliations
Net sales	$1,965	$1,876
Gross profit, as reported	$547	$508
Rationalization charges	4	6
Gross profit, as adjusted	$551	$514
Gross margin, as reported	27.8%	27.1%
Gross margin, as adjusted	28.0%	27.4%
Operating profit, as reported	$152	$132
Rationalization charges	5	8
Operating profit, as adjusted	$157	$140
Operating margin, as reported	7.7%	7.0%
Operating margin, as adjusted	8.0%	7.5%
Earnings Per Common Share Reconciliation
Income from continuing operations before income taxes, as reported	$93	$85
Rationalization charges	5	8
Gains from financial investments, net	—	(3)
Equity investments loss (earnings), net	2	(6)
Income from continuing operations before income taxes, as adjusted	100	84
Tax at 36% rate	(36)	(30)
Less: Net income attributable to noncontrolling interest	12	9
Net income, as adjusted	$52	$45
Income per common share, as adjusted	$0.15	$0.13
Average diluted common shares outstanding	354	352

Historical information is available on our website.

MASCO CORPORATION
Condensed Consolidated Balance Sheets and
Other Financial Data - Unaudited
(dollars in millions)

	March 31, 2014	December 31, 2013
Balance Sheet
Assets
Current Assets:
Cash and cash investments	$906	$1,223
Short-term bank deposits	305	321
Receivables	1,215	1,004
Inventories	838	765
Prepaid expenses and other	154	155
Total Current Assets	3,418	3,468
Property and equipment, net	1,232	1,252
Goodwill	1,903	1,903
Other intangible assets, net	150	149
Other assets	177	185
Total Assets	$6,880	$6,957

Liabilities
Current Liabilities:
Accounts payable	$954	$902
Notes payable	6	6
Accrued liabilities	760	874
Total Current Liabilities	1,720	1,782

Long-term debt	3,421	3,421
Deferred income taxes and other	938	967
Total Liabilities	6,079	6,170
Equity	801	787
Total Liabilities and Equity	$6,880	$6,957

	As of
	March 31, 2014	March 31, 2013
Other Financial Data
Working Capital Days
Receivable days	51	52
Inventory days	52	51
Payable days	68	67
Working capital	$1,099	$1,074
Working capital as a % of sales (LTM)	13.3%	14.2%

Historical information is available on our website.

MASCO CORPORATION
Condensed Consolidated Statement of Cash Flows
and Other Data - Unaudited	(dollars in millions)

	March 31,	March 31,
	2014	2013
Cash Flows From (For) Operating Activities:
Cash provided by operating activities	$121	$130
Working capital changes	(365)	(340)
Net cash from operating activities	(244)	(210)

Cash Flows From (For) Financing Activities:
Purchase of Company common stock	(39)	(35)
Cash dividends paid	(27)	(26)
Debt, net	—	(4)
Net cash for financing activities	(66)	(65)

Cash Flows From (For) Investing Activities:
Capital expenditures	(26)	(31)
Other, net	20	101
Net cash for investing activities	(6)	70

Effects of exchange rate changes on cash and cash investments	(1)	(7)

Cash and Cash Investments:
Increase (decrease) for the year	(317)	(212)
At January 1	1,223	1,040
At December 31	$906	$828

	As of March 31,
	2014	2013
Liquidity
Cash and cash investments	$906	$828
Short-term bank deposits	305	204
Total Liquidity	$1,211	$1,032

Historical information is available on our website.

MASCO CORPORATION

Segment Data - Unaudited

For the Three Months Ended March 31, 2014 and 2013

(dollars in millions)

	Three Months Ended
	March 31,
	2014	2013	Change

Cabinets and Related Products
Net sales	$237	$236	0%

Operating loss, as reported	$(12)	$(4)
Operating margin, as reported	-5.1%	-1.7%

Rationalization charges	2	2
Accelerated depreciation related to plant closures	1	2
Operating (loss) profit, as adjusted	(9)	—
Operating margin, as adjusted	-3.8%	0.0%

Depreciation and amortization	9	10

EBITDA, as adjusted	$—	$10

Plumbing Products
Net sales	$800	$762	5%

Operating profit, as reported	$119	$86
Operating margin, as reported	14.9%	11.3%

Rationalization charges	2	1
Operating profit, as adjusted	121	87
Operating margin, as adjusted	15.1%	11.4%

Depreciation and amortization	15	15

EBITDA, as adjusted	$136	$102

Installation and Other Services
Net sales	$335	$312	7%

Operating (loss), as reported	$(4)	$(4)
Operating margin, as reported	-1.2%	-1.3%

Depreciation and amortization	6	7

EBITDA	$2	$3

Historical information is available on our website.

MASCO CORPORATION

Segment Data - Unaudited

For the Three Months Ended March 31, 2014 and 2013

(dollars in millions)

	Three Months Ended
	March 31,
	2014	2013	Change
Decorative Architectural Products
Net sales	$441	$432	2%

Operating profit, as reported	$76	$89
Operating margin, as reported	17.2%	20.6%

Depreciation and amortization	4	4

EBITDA	$80	$93

Other Specialty Products
Net sales	$152	$134	13%

Operating profit (loss), as reported	$5	$(1)
Operating margin, as reported	3.3%	-0.7%

Rationalization charges	—	1
Accelerated depreciation related to plant closures	—	2
Operating profit, as adjusted	5	2
Operating margin, as adjusted	3.3%	1.5%

Depreciation and amortization	5	5

EBITDA, as adjusted	$10	$7

Total
Net sales	$1,965	$1,876	5%

Operating profit, as reported - segment	$184	$166
General corporate expense, net (GCE)	(32)	(34)
Operating profit, as reported	152	132
Operating margin, as reported	7.7%	7.0%

Rationalization charges - segment	4	4
Accelerated depreciation - segment	1	4
Operating profit, as adjusted	157	140
Operating margin, as adjusted	8.0%	7.5%

Depreciation and amortization - segment	39	41
Depreciation and amortization - non-operating	3	3

EBITDA, as adjusted	$199	$184

Historical information is available on our website.

MASCO CORPORATION

North American and International Data - Unaudited

For the Three Months Ended March 31, 2014 and 2013

(dollars in millions)

	Three Months Ended
	March 31,
	2014	2013	Change

North American
Net sales	$1,556	$1,510	3%

Operating profit, as reported	$129	$140
Operating margin, as reported	8.3%	9.3%

Rationalization charges	3	1
Accelerated depreciation related to plant closures	1	2
Operating profit, as adjusted	133	143
Operating margin, as adjusted	8.5%	9.5%

Depreciation and amortization	29	31

EBITDA, as adjusted	$162	$174

International
Net sales	$409	$366	12%

Operating profit, as reported	$55	$26
Operating margin, as reported	13.4%	7.1%

Rationalization charges	1	3
Accelerated depreciation related to plant closures	—	2
Operating profit, as adjusted	56	31
Operating margin, as adjusted	13.7%	8.5%

Depreciation and amortization	10	10

EBITDA, as adjusted	$66	$41

Total
Net sales	$1,965	$1,876	5%

Operating profit, as reported - segment	$184	$166
General corporate expense, net (GCE)	(32)	(34)
Operating profit, as reported	152	132
Operating margin, as reported	7.7%	7.0%

Rationalization charges - segment	4	4
Accelerated depreciation - segment	1	4
Operating profit, as adjusted	157	140
Operating margin, as adjusted	8.0%	7.5%

Depreciation and amortization - segment	39	41
Depreciation and amortization - non-operating	3	3

EBITDA, as adjusted	$199	$184

Historical information is available on our website.